April 16, 2020

Brown Capital Management Small Company Fund

Investor Shares - BCSIX

(a series of Brown Capital Management Mutual Funds)

Supplement to the Summary Prospectus and Prospectus Dated July 30, 2019

The disclosure found on page 6 of the Summary Prospectus and pages 21 and 33 of the Prospectus has been updated to include the underlined text:

 Special Note Regarding The Brown Capital Management Small Company Fund: The Brown Capital Management Small Company Fund is closed to new investors as of October 18, 2013. The closure applies to new investors that would normally purchase shares of the Fund directly or through financial intermediaries although exceptions may be permitted for financial advisors trading through omnibus platforms. The Small Company Fund allows current trustees and officers of the Trust, employees of Brown Capital Management, LLC, and members of the immediate family of any of these persons to open new accounts and purchase shares of the Fund. Existing shareholders as of October 18, 2013, the Fund’s closing date, are permitted to make additional investments in any account that held shares of the Fund on that date. The closure is consistent with the Advisor’s commitment to protect the interest of the Fund’s investments and to ensure that the Fund can be managed effectively for its shareholders. For additional information regarding certain allowable new accounts or questions concerning the closure to new investors, please call the Fund toll-free at 1.877.892.4BCM. The Fund reserves the right to reopen to new investors in the future. Transfers from one class of a Fund into the same class of the Small Company Fund will not be permitted unless you have previously established an account to invest in the Small Company Fund.

PLEASE RETAIN A COPY OF THIS SUPPLEMENT FOR YOUR RECORDS

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